SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 1998


                              SABRATEK CORPORATION
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               (Exact name of registrant as specified in charter)


Delaware                           1-11831                      36-3700639
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


8111 North St. Louis Avenue, Skokie, Illinois                   60076
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (847) 720-2760
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ITEM 5.  OTHER EVENTS

         On August 20, 1998, the Board of Directors of Sabratek Corporation (the "Company") declared a dividend distribution of one Right for each outstanding share of Common Stock, par value $0.01 per share (a "Common Share"), of the Company to stockholders of record at the close of business on September 4, 1998 (the "Record Date"). Except as set forth in the Rights Agreement referred to below, each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series B Preferred Stock, par value $0.01 per share ("Series B Shares"), at a price of $150.00 (the "Purchase Price"), subject to adjustment. The Purchase Price shall be paid in cash. The description and terms of the Rights are set forth in a Rights Agreement between the Company and LaSalle National Bank, as Rights Agent, a copy of which is annexed as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

               Exhibit Number            Description

                     1                   Presss Release, dated August 21,
                                         1998

                     2                   Rights Agreement, dated August
                                         20, 1998, between Sabratek
                                         Corporation and LaSale National
                                         Bank (including as Exhibit A
                                         thereto the Form of Certificate
                                         of Designations in respect of
                                         Series B Preferred Stock, as
                                         Exhibit B thereto the Form of
                                         Right Certificate, and as
                                         Exhibit C thereto Summary of
                                         Rights to Purchase Series B
                                         Preferred Stock).
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                                SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SABRATEK CORPORATION


Date: August 21, 1998                    By: /s/ Doron Levitas
                                             ------------------------
                                             Doron Levitas
                                             Vice Chairman, Secretary
                                             and Vice President
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                                  EXHIBIT INDEX


         EXHIBIT NUMBER                    DESCRIPTION
         --------------                    -----------

              1                            Press Release dated August 21, 1998

              2 Rights Agreement, dated August 20, 1998, between Sabratek Corporation and LaSalle National Bank
                                           (including as Exhibit A thereto the
                                           Form of Certificate of Designations
                                           in respect of Series B Preferred
                                           Stock, as Exhibit B thereto the
                                           Form of Right Certificate, and as
                                           Exhibit C thereto Summary of Rights
                                           to Purchase Series B Preferred
                                           Stock).